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SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report  (Date of earliest event reported)       April 30, 2003

PROTECTIVE LIFE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12332	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South
Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 268-1000

Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

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Item 9. Regulation FD Disclosure.

        The following information is also furnished pursuant to Item 12. Results of Operations and Financial Condition.

        On April 30, 2003, Registrant issued a press release and made available supplemental financial information with respect to its financial results for the quarter ended March 31, 2003. This information is included as Exhibit 99.1 and 99.2 to this Current Report and incorporated by reference herein.

        In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this report, including Exhibits 99.1 and 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE CORPORATION
BY/s/Jerry W. DeFoor
Jerry W. DeFoor
Vice President and Controller

Dated:   April 30, 2003

Exhibit Index

Exhibit Number	Description	Page Number
99.1	Press Release Dated April 30, 2003
99.2	Supplemental Financial Information dated April 30, 2003